Exhibit 99.1

Taylor Capital Group Announces Plan to Increase Capital

ROSEMONT, IL - March 29, 2010 - Taylor Capital Group, Inc. (NASDAQ: TAYC) (the "Company"), today announced that it plans to increase its capital by $60 million during the second quarter of 2010 as part of the Company's overall capital plan. The Company intends to use the proceeds as an ongoing source of strength for Cole Taylor Bank (the "Bank"), to better align its capital position to its peers and to support the Company's and the Bank's future growth plans.

The Company announced its plans to:

    pursue a private placement of capital, consisting of $30 million of a new series of convertible preferred stock and $30 million of subordinated notes with detachable warrants, the terms of both offerings to be announced when they are finalized, and commence an offering to issue up to 1.2 million additional shares of the Company's common stock to induce holders of the existing $60 million of series A preferred stock to voluntarily convert their preferred stock into shares of the Company's common stock.

The planned structure of the transactions is intended to minimize dilution to the Company's existing shareholders.

ADDITIONAL INFORMATION

Any securities issued in a private placement, as described in this press release, will not be registered under the Securities Act of 1933, as amended, or applicable state securities laws, and unless so registered, any such securities sold may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release is issued pursuant to Rule 135c of the Securities Act and does not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The exchange offer to induce the holders of existing series A preferred stock of Taylor Capital Group to convert their preferred shares into shares of common stock has not yet commenced. Taylor Capital Group intends to file a tender offer statement on Schedule TO with the Securities and Exchange Commission (the "SEC"). Investors and stockholders are urged to read the tender offer statement and other relevant materials when they become available, because they will contain important information about the exchange offer.

The issuance of common stock to any officers or directors of Taylor Capital Group in the exchange offer described in this press release will be subject to stockholder approval at the 2010 annual meeting of stockholders. Taylor Capital Group intends to file with the SEC a proxy statement and other relevant documents in connection with the 2010 annual meeting of stockholders, and such proxy statement will be distributed to Taylor Capital Group's stockholders prior to the annual meeting. Investors and stockholders are urged to read the proxy statement, the documents incorporated by reference in the proxy statement, the other documents filed with the SEC and the other relevant documents when they become available because they will contain important information about the matters before the stockholders at the annual meeting, including the issuance of shares of common stock to officers and directors in the exchange offer.

Investors will be able to obtain the Schedule TO and proxy statement and other relevant, filed documents described in this press release free of charge at the SEC's web site (http://www.sec.gov). In addition, documents filed with the SEC by Taylor Capital Group will be available free of charge from Taylor Capital Group's Investor Relations Department at 847/653-7731, or from its website at http://www.taylorcapitalgroup.com.

Taylor Capital Group and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from Taylor Capital Group's stockholders at the 2010 annual meeting of stockholders or any adjournment or postponement thereof. Information about Taylor Capital Group's directors and executive officers is available in Taylor Capital Group's annual report on Form 10-K for the year ended December 31, 2009, which was filed with the SEC on March 29, 2010, and its proxy statement to be filed with the SEC in connection with its 2010 annual meeting of stockholders.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release includes forward-looking statements that reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including "may," "might," "plan," "prudent," "potential," "should," "will," "expect," "anticipate," "believe," "intend," "could," "contemplate," "estimate" and similar expressions. These forward-looking statements are based on information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities in 2010 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks, uncertainties and other factors include, without limitation: the effect on our profitability if interest rates fluctuate as well as the effect of our customers' changing use of our deposit products; the possibility that our wholesale funding sources may prove insufficient to replace deposits at maturity and support our growth; the risk that our allowance for loan losses may prove insufficient to absorb probable losses in our loan portfolio; possible volatility in loan charge-offs and recoveries between periods; the decline in residential real estate sales volume and the likely potential for continuing illiquidity in the real estate market, including within the Chicago metropolitan area; the risks associated with the high concentration of commercial real estate loans in our portfolio; the uncertainties in estimating the fair value of developed real estate and undeveloped land in light of declining demand for such assets and continuing illiquidity in the real estate market; the risks associated with management changes, employee turnover and our commercial banking growth initiative, including our expansion of our asset-based lending operations and our entry into new geographical markets; negative developments and disruptions in the credit and lending markets, including the impact of the ongoing credit crisis on our business and on the businesses of our customers as well as other banks and lending institutions with which we have commercial relationships; a continuation of the recent unprecedented volatility in the capital markets; the effectiveness of our hedging transactions and their impact on our future results of operations; the risks associated with implementing our business strategy and managing our growth effectively, including our ability to preserve and access sufficient capital to execute on our strategy; changes in general economic and capital market conditions, interest rates, our debt credit ratings, deposit flows, loan demand, including loan syndication opportunities and competition; changes in legislation or regulatory and accounting principles, policies or guidelines affecting our business; and other economic, competitive, governmental, regulatory and technological factors impacting our operations.

For further information about these and other risks, uncertainties and factors, please review the disclosure included in the section captioned "Risk Factors" in our December 31, 2009 Annual Report on Form 10-K filed with the SEC on March 29, 2010. You should not place undue reliance on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements or risk factors, whether as a result of new information, future events, changed circumstances or any other reason after the date of this press release.

About Taylor Capital Group, Inc. (NASDAQ: TAYC)

Taylor Capital Group, Inc. is a $4.4 billion bank holding company for Cole Taylor

Bank, a Chicago-based commercial bank specializing in serving the banking needs of closely held businesses and the people who own and manage them. Cole Taylor is a member of the FDIC and an Equal Housing Lender.

Media Contact: Ilene Stevens

847.653.7731

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